LEGG MASON
                               CAPITAL MANAGEMENT
                                 CODE OF ETHICS












Dated:  February 1, 2005



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                                TABLE OF CONTENTS


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         Topic                                                                          Page

I. Introduction 1

         A. Individuals Covered by the Code 1

         B. Compliance with Applicable Law 1

         C. Fiduciary Duty 1

                  1.       Clients Come First                                           1
                  2.       Avoid Taking Advantage                                       1
                  3.       Comply with the Spirit of the Code                           1

         D.       Application of the Code to Non-Employee Directors                     1

         E. Duty to Report Violations 2

II.      Personal Securities Transactions Involving Legg Mason Funds                    2

         A.       Preclearance Of Transactions in Legg Mason Funds                      2

                  1.       General Requirement                                          2
                  2.       Legg Mason Fund Trade Authorization Request Forms            2
                  3.       Review of Form                                               2
                  4.       Length of Trade Authorization Approval                       2
                  5.       No Explanation Required for Refusals                         3

         B.       Execution of Transactions in Legg Mason Funds                         3

         C.       Prohibited Transactions in Legg Mason Funds                           3
                  1.       60-Day Holding Period                                        3
                  2.       Other Prohibited Trading                                     3

         D.       Exemptions for Transactions in Legg Mason Funds                       3

                  1. Exemptions from Preclearance 3

                           a.       Transactions in Certain 401(k) Accounts             3

                  2. Exemptions from Preclearance and Treatment as a Prohibited Transaction 3

                           a.       Legg Mason Money Market Funds                       3
                           b.       No Knowledge                                        4
                           c.       Systematic Investment/Withdrawal Plans              4

         E.       Reporting Requirements for Transactions in Legg Mason Funds           4

III.     Personal Securities Transactions Not Involving Legg Mason Funds                4

         A. Preclearance Requirements for Access Persons 4

                  1.       General Requirement                                          4
                  2.       Trade Authorization Requests                                 4
                  3.       Review of Form                                               5
                  4.       Length of Trade Authorization Approval                       5
                  5.       No Explanation Required for Refusals                         5

         B. Execution of Personal Securities Transactions 5

         C. Prohibited Transactions 5

                  1. Always Prohibited Securities Transactions 5

                           a.       Inside Information                                  5
                           b.       Market Manipulation                                 6
                           c.       Others                                              6

                  2. Generally Prohibited Securities Transactions 6

                           a.       Initial Public Offerings
                                    (Investment Personnel only)                         6
                           b.       One Day Blackout
                                    (All Access Persons)                                6
                           c.       Seven-Day Blackout
                                    (Portfolio Managers only)                           6
                           d.       60-Day Blackout (Investment
                                    Personnel only)                                     6
                           e.       Private Placements (Investment
                                    Personnel only)                                     7

         D. Exemptions 7

                  1.       Exemptions from Preclearance and Treatment as a
                           Prohibited Transaction                                       7

                           a.       Mutual Funds                                        7
                           b.       Section 529 Plans                                   7
                           c.       No Knowledge                                        7
                           d.       Legg Mason, Inc. Stock                              7
                           e.       Certain Corporate Actions                           7
                           f.       Systematic Investment Plans                         8
                           g.       Option-Related Activity                             8
                           h.       Commodities, Futures, and Options
                                    on Futures                                          8
                           i.       Rights                                              8
                           j.       Miscellaneous                                       8

                  2. Exemption from Treatment as a Prohibited Transaction 8

                           a. De Minimis Transactions 8

                                    i. Equity Securities 8 ii. Fixed Income
                                    Securities 8

                           b. Options on Broad-Based Indices 9

         E. Reporting Requirements 9

                  1.       Initial and Periodic Disclosure of Personal Holdings
                           by Access Persons 9
2.       Transaction and Periodic Statement Reporting
                           Requirements                                                 9
                  3.       Disclaimers                                                  9
                  4.       Availability of Reports                                      10

IV. Fiduciary Duties 10

         A. Confidentiality 10

         B. Gifts 10

                  1.       Accepting Gifts                                              10
                  2.       Solicitation of Gifts                                        10
                  3.       Giving Gifts                                                 10

         C. Corporate Opportunities 10

         D. Undue Influence 10

         E. Service as a Director 11

V.       Compliance with the Code of Ethics                                             11

         A.       Administration of the Code of Ethics                                  11

                  1.       Investigating Violations of the Code                         11
                  2.       Periodic Review                                              11

         B. Remedies 11

                  1. Sanctions 11 2. Review 12

         C. Exceptions to the Code 12

         D. Inquiries Regarding the Code 12

VI. Definitions 12

         "Access Person"                                                                12
         "Beneficial Interest"                                                          13
         "Board of Directors"                                                           13
         "Chief Compliance Officer"                                                     13
         "Code"                                                                         13
         "Code of Ethics Review Committee"                                              13
         "Compliance Committee"                                                         14
         "Equivalent Security"                                                          14
         "Federal Securities Laws"                                                      14
         "Fund Adviser"                                                                 14
         "Immediate Family"                                                             14
         "Investment Personnel" and "Investment Person"                                 14
         "Legg Mason Capital Management"                                                14
         "Legg Mason Legal and Compliance"                                              15
         "Legg Mason Fund" and "Fund"                                                   15
         "Non-Employee Director"                                                        15
         "Portfolio Manager"                                                            15
         "Preclearance Officer"                                                         15
         "Securities Transaction"                                                       15
         "Security"                                                                     15
         "Supervised Person"                                                            15

VII. Appendices to the Code 15

         Appendix 1  -      Contact Persons                                             i
         Appendix 2  -      Acknowledgement of Receipt of Code of Ethics
                            and Personal Holdings Report                                ii
         Appendix 3 -       Legg Mason Fund Trade Authorization Request                 iv
         Appendix 4  -      Trade Authorization Request for Access Persons              v
         Appendix 5  -      Certification of Access Person's Designee                   vi
         Appendix 6  -      Form Letter to Broker, Dealer or Bank                       vii
         Appendix 7      -  Certification of No Beneficial Interest                     viii
         Appendix 8  -      New Account(s) Report                                       ix
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I.       INTRODUCTION

         A. Individuals Covered by the Code. All Supervised Persons(1) are subject to the provisions of this Code.

         B. Compliance with Applicable Law. All Supervised Persons must comply with the Federal Securities Laws that apply to the business of Legg Mason Capital Management.

         C. Fiduciary Duty. The Code is based on the principle that Supervised Persons owe a fiduciary duty to clients of Legg Mason Capital Management and must avoid activities, interests and relationships that might interfere with making decisions in the best interests of any client.

         As fiduciaries, Supervised Persons must at all times comply with the following principles:

                  1. Clients Come First. Supervised Persons must scrupulously avoid serving their personal interests ahead of the interests of clients of Legg Mason Capital Management. A Supervised Person may not induce or cause a client to take action, or not to take action, for the Supervised Person's personal benefit, rather than for the benefit of the client. For example, a Supervised Person would violate this Code by causing a client to purchase a Security the Supervised Person owned for the purpose of increasing the price of that Security.

                  2. Avoid Taking Advantage. Supervised Persons may not use their knowledge of open, executed, or pending portfolio transactions to profit by the market effect of such transactions, nor may they use their knowledge of the identity, size, or price of any Legg Mason Fund portfolio holding to engage in short-term or other abusive trading of the Legg Mason Funds. In addition, since the receipt of investment opportunities, perquisites, or gifts from persons seeking business with Legg Mason Capital Management could call into question the exercise of a Supervised Person's independent judgment, all Supervised Persons must comply with the provisions of the Code relating to these activities.

3. Comply With the Spirit of the Code. Technical compliance with the Code's procedures will not automatically insulate from scrutiny any Securities Transactions that indicate an abuse of fiduciary duties.

         D. Application of the Code to Non-Employee Directors. This Code applies to Non-Employee Directors and requires their compliance. Each Non-Employee Director, however, is also subject to a separate Code of Ethics that is administered by Legg Mason Legal and Compliance, is compliant with the requirements of Rule 204A-1 of the Investment Advisers Act of 1940, and contains provisions materially similar to those that apply to Non-Employee Directors under this Code. Pursuant to a delegation of authority, Legg Mason Capital Management delegated responsibility for administering the provisions of this Code that apply to Non-Employee Directors to Legg Mason Legal and Compliance. As such, all Non-Employee Directors will be deemed to be in compliance with this Code for as long as they remain subject to, and in compliance with, the provisions of the Code of Ethics administered by Legg Mason Legal and Compliance.

         E. Duty to Report Violations. Supervised Persons must promptly report all violations of this Code to the Chief Compliance Officer.

II.      PERSONAL SECURITIES TRANSACTIONS INVOLVING LEGG MASON FUNDS

         A.       Preclearance of Transactions in Legg Mason Funds.

                  1. General Requirement. Except for those transactions exempted by Section II.D, a Preclearance Officer must preclear each Securities Transaction (including any exchange) in which an Access Person has or acquires a Beneficial Interest in a Legg Mason Fund.

                  2. Legg Mason Fund Trade Authorization Request Forms. Prior to entering an order for a Securities Transaction (including any exchange) involving a Legg Mason Fund, the Access Person must complete a Legg Mason Fund Trade Authorization Request form (Appendix
                           3) and submit the completed form to a Preclearance Officer. The form requires Access Persons to provide certain information and to make certain representations. An Access Person may designate another Supervised Person to complete the Legg Mason Fund Trade Authorization Request form on his or her behalf. The Access Person's designee should complete the form and the Certification of Access Person's Designee (Appendix 5) and submit both forms to a Preclearance Officer.

                           Proposed Securities Transactions for a Preclearance Officer must be submitted to another Preclearance Officer for approval.

                  3. Review of Form. After receiving a completed Legg Mason Fund Trade Authorization Request form, a Preclearance Officer will (a) review the information set forth in the form, (b) review information regarding past transactions by the Access Person in the relevant Fund(s), as necessary, and (c) as soon as reasonably practicable, determine whether to authorize the proposed Securities Transaction. The granting of authorization, and the date and time that authorization was granted must be reflected on the form. The Preclearance Officer should provide one copy of the completed form to the Chief Compliance Officer and one copy to the Access Person seeking authorization.

                           No order may be placed prior to the receipt by the Access Person of written authorization of the transaction by a Preclearance Officer. Verbal approvals are not permitted.

                  4. Length of Trade Authorization Approval. The authorization provided by a Preclearance Officer is effective until the earlier of (1) its revocation,
                           (2) the close of business on the trading day immediately following the day on which the authorization is granted (for example, if authorization is provided on a Monday, it is effective until the close of business on Tuesday), or
                           (3) the moment the Access Person learns that the information in the Legg Mason Fund Trade Authorization Request form is not accurate. If the order for the Securities Transaction is not placed within that period, a new authorization must be obtained before the Securities Transaction is placed.

                  5. No Explanation Required for Refusals. In some cases, a Preclearance Officer may refuse to authorize a Securities Transaction involving a Legg Mason Fund for a reason that is confidential. Preclearance Officers are not required to give an explanation for refusing any authorization request.

         B. Execution of Transactions in Legg Mason Funds. Unless an exception is provided in writing by the Chief Compliance Officer, all transactions in Legg Mason Funds shall be executed through Legg Mason Wood Walker, Incorporated.

         C. Prohibited Transactions in Legg Mason Funds.

                  1. 60-Day Holding Period. No Access Person may sell (or exchange out of) shares of a Legg Mason Fund in which the Access Person has a Beneficial Interest within sixty (60) calendar days of a purchase of (or exchange into) shares of the same Legg Mason Fund for the same account, including any individual retirement account or 401(k) participant account.

                  2. Other Prohibited Trading. No Access Person may use his or her knowledge of the identity, size, or price of any Legg Mason Fund portfolio holding to engage in any trade or short-term trading strategy involving such Fund that in the sole discretion of a Preclearance Officer may conflict with the best interests of the Fund and its shareholders.

         D. Exemptions for Transactions in Legg Mason Funds.

                  1. Exemptions from Preclearance. The following Securities Transactions involving Legg Mason Funds are exempt from the preclearance requirements set forth in Section II.A:

                           a. Transactions in Certain 401(k) Accounts. Acquisitions or sales of Legg Mason Funds through an Access Person's 401(k) participant account.

                  2. Exemptions from Preclearance and Treatment as a Prohibited Transaction. The following Securities Transactions involving Legg Mason Funds are exempt from the preclearance requirements set forth in
                           Section II.A and the prohibited transaction restrictions set forth in Section II.C:

                           a. Legg Mason Money Market Funds. Acquisitions or sales of Legg Mason Funds that are money market funds.


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                           b.       No Knowledge. Acquisitions or sales of Legg
                                    Mason Funds where the Access Person has no knowledge of the transaction before it is completed (for example, transactions effected for an Access Person by a trustee of a blind trust, or discretionary trades made by an investment manager retained by the Access Person, in connection with which the Access Person is neither consulted nor advised of the trade before it is executed);

c.                                  Systematic Investment/Withdrawal Plans.
                                    Acquisitions or sales of Legg Mason Funds pursuant to a systematic investment or withdrawal plan. A systematic investment or withdrawal plan is one pursuant to which a prescribed purchase or sale will be made automatically on a regular, predetermined basis without affirmative action by the Access Person (for example, dividend reinvestments, Legg Mason Future First, or automated payroll deduction investments by 401(k) participants).

         E. Reporting Requirements for Transactions in Legg Mason Funds. Each Access Person must arrange for the Chief Compliance Officer to receive directly from Legg Mason Wood Walker, Incorporated (or the Access Person's other approved brokerage firm) duplicate copies of each confirmation for each transaction involving a Legg Mason Fund and periodic statements for each account in which such Access Person has a Beneficial Interest and that holds Legg Mason Funds. Access Persons will not be required to arrange for the delivery of duplicate copies of 401(k) participant account statements.

III.     PERSONAL SECURITIES TRANSACTIONS NOT INVOLVING LEGG MASON FUNDS

         A.       Preclearance Requirements for Access Persons.

                  1. General Requirement. Except for the transactions specified in Section III.D.1, any Securities Transaction in which an Access Person has or acquires a Beneficial Interest must be precleared with a Preclearance Officer.

                  2. Trade Authorization Requests. Prior to entering an order for a Securities Transaction that requires preclearance, the Access Person must complete a Trade Authorization Request form (Appendix 4) and submit the completed form to a Preclearance Officer. The form requires Access Persons to provide certain information and to make certain representations.

                           An Access Person may designate another Supervised Person to complete the Trade Authorization Request form on his or her behalf. The Access Person's designee should complete the Trade Authorization Request form and the Certification of Access Person's Designee (Appendix 5) and submit both forms to a Preclearance Officer.

                           Proposed Securities Transactions of a Preclearance Officer that require preclearance must be submitted to another Preclearance Officer.

                  3. Review of Form. After receiving a completed Trade Authorization Request form, a Preclearance Officer will (a) review the information set forth in the form, (b) review information regarding past, pending, and contemplated transactions effected for clients of Legg Mason Capital Management, as necessary, and (c) as soon as reasonably practicable, determine whether to authorize the proposed Securities Transaction. The granting of authorization, and the date and time that authorization was granted, must be reflected on the form. The Preclearance Officer should provide one copy of the completed form to the Chief Compliance Officer and one copy to the Access Person seeking authorization.

                           No order for a securities transaction for which preclearance authorization is required may be placed prior to the receipt of written authorization of the transaction by a preclearance officer. Verbal approvals are not permitted.

                  4. Length of Trade Authorization Approval. The authorization provided by a Preclearance Officer is effective until the earlier of (1) its revocation,
                           (2) the close of business on the trading day immediately following the day on which authorization is granted (for example, if authorization is provided on a Monday, it is effective until the close of business on Tuesday), or (3) the moment the Access Person learns that the information in the Trade Authorization Request form is not accurate. If the order for the Securities Transaction is not placed within that period, a new authorization must be obtained before the Securities Transaction is placed. If the Securities Transaction is placed but has not been executed before the authorization expires (as, for example, in the case of a limit order), no new authorization is necessary unless the person placing the original order for the Securities Transaction amends it in any way, or learns that the information in the Trade Authorization Request form is not accurate.

                  5. No Explanation Required for Refusals. In some cases, a Preclearance Officer may refuse to authorize a Securities Transaction for a reason that is confidential. Preclearance Officers are not required to give an explanation for refusing to authorize any Securities Transaction.

         B. Execution of Personal Securities Transactions. Legg Mason Capital Management strongly encourages all Access Persons to execute transactions through accounts maintained at Legg Mason Wood Walker, Incorporated. Access Persons may, however, maintain accounts with other brokerage firms subject to the reporting requirements described more fully in Section III.E.

         C.       Prohibited Transactions.

                  1. Always Prohibited Securities Transactions. The following Securities Transactions are prohibited and will not be authorized under any circumstances:

                           a. Inside Information. Any transaction in a Security by an Access Person who possesses material nonpublic information regarding the Security or the issuer of the Security;

                           b. Market Manipulation. Transactions intended to raise, lower, or maintain the price of any Security or to create a false appearance of active trading;

                           c. Others. Any other transaction deemed by the Preclearance Officer to involve a conflict of interest, possible diversions of corporate opportunity, or an appearance of impropriety.

                  2. Generally Prohibited Securities Transactions. Unless exempted by Section III.D, the following prohibitions apply to the categories of Access Persons specified.

                           a. Initial Public Offerings (Investment Personnel only). Any purchase of a Security by Investment Personnel in an initial public offering (other than a new offering of a registered open-end investment company);

                           b. One Day Blackout (All Access Persons). Any purchase or sale of a Security by an Access Person on any day during which any Legg Mason Capital Management client has a pending buy or sell order, or has effected a buy or sell transaction, in the same Security (or Equivalent Security);

                           c.       Seven-Day Blackout (Portfolio Managers
                                    only). Any purchase or sale of a Security by a Portfolio Manager within seven calendar days of a purchase or sale of the same Security (or Equivalent Security) by a Legg Mason Capital Management client account managed by that Portfolio Manager. For example, if a client account trades a Security on day one, day eight is the first day the Portfolio Manager may trade that Security for an account in which he or she has a Beneficial Interest;

                           d.       60-Day Blackout (Investment Personnel only).
                                    (1) Purchase of a Security in which an
                                    Investment Person thereby acquires a
                                    Beneficial Interest within 60 days of a sale of the Security (or an Equivalent Security) in which such Investment Person had a Beneficial Interest, and (2) sale of a Security in which an Investment Person has a Beneficial Interest within 60 days of a purchase of the Security (or an Equivalent Security) in which such Investment Person had a Beneficial Interest, if, in either case, a Legg Mason Capital Management client account held the same Security at any time during the 60 day period prior to the proposed Securities Transaction; unless the Investment Person agrees to give up all profits on the transaction to a charitable organization specified in accordance with
                                    Section V.B.I. Of course, Investment
                                    Personnel must place the interests of
                                    clients first; they may not avoid or delay purchasing or selling a security for a client in order to profit personally; and

                           e. Private Placements (Investment Personnel only). A Preclearance Officer will give permission to an Investment Person to invest in a private placement only after considering, among other facts, whether the investment opportunity should be reserved for a client account and whether the opportunity is being offered to the person by virtue of the person's position as an Investment Person. Investment Personnel who have acquired a Beneficial Interest in Securities in a private placement are required to disclose their Beneficial Interest to the Chief Compliance Officer. If the Investment Person is subsequently involved in a decision to buy or sell a Security (or an Equivalent Security) from the same issuer for a client account, then the decision to purchase or sell the Security (or an Equivalent Security) must be independently authorized by a Portfolio Manager with no personal interest in the issuer.

         D. Exemptions.

                  1. Exemptions from Preclearance and Treatment as a Prohibited Transaction. The following Securities Transactions are exempt from the preclearance requirements set forth in Section III.A. and the prohibited transaction restrictions set forth in
                           Section III.C.2:

                           a. Mutual Funds. Any purchase or sale of a Security issued by any registered open-end investment companies other than a Legg Mason Fund;

                           b. Section 529 Plans. Any purchase or sale of a Security issued in connection with a College Savings Plan established under Section 529(a) of the Internal Revenue Code known as "Section 529 Plans" regardless of whether they offer Legg Mason Funds;

                           c. No Knowledge. Securities Transactions where the Access Person has no knowledge of the transaction before it is completed (for example, Securities Transactions effected for an Access Person by a trustee of a blind trust, or discretionary trades made by an investment manager retained by the Access Person, in connection with which the Access Person is neither consulted nor advised of the trade before it is executed);

                           d. Legg Mason, Inc. Stock. Any purchase or sale of Legg Mason, Inc. stock. (From time to time, Legg Mason, Inc. may restrict the ability of employees of Legg Mason Capital Management to purchase or sell Legg Mason, Inc. stock.);

                           e. Certain Corporate Actions. Any acquisition of Securities through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of Securities;

                           f. Systematic Investment Plans. Any acquisition of a security pursuant to a systematic investment plan. A systematic investment plan is one pursuant to which a prescribed investment will be made automatically on a regular, predetermined basis without affirmative action by the Access Person;

                           g. Options-Related Activity. Any acquisition or disposition of a security in connection with an option-related Securities Transaction that has been previously approved pursuant to the Code. For example, if an Access Person receives approval to write a covered call, and the call is later exercised, the provisions of Sections III.A. and III.C. are not applicable to the sale of the underlying security;

                           h. Commodities, Futures, and Options on Futures. Any Securities Transaction involving commodities, futures (including currency futures and futures on securities comprising part of a broad-based, publicly traded market based index of stocks) and options on futures;

                           i. Rights. Any acquisition of Securities through the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent the rights were acquired in the issue; and

                           j. Miscellaneous. Any transaction in the following: (1) bankers acceptances, (2) bank certificates of deposit, (3) commercial paper, (4) repurchase agreements, (5) Securities that are direct obligations of the U.S. Government, and (6) other Securities as may from time to time be designated in writing by the Compliance Committee on the ground that the risk of abuse is minimal or non-existent.

2.                         Exemption from Treatment as a Prohibited Transaction.
                           The following Securities Transactions are exempt from the prohibited transaction restrictions that are set forth in Section III.C.2. They are not exempt from the preclearance requirements set forth in Section
                           III.A:

a.                                  De Minimis Transactions. The prohibitions in
                                    Section III.C.2.b and C.2.c are not
                                    applicable to the following transactions:

i. Equity Securities. Any equity Security Transaction, or series of related transactions, effected over a thirty (30) calendar day period, involving 1000 shares or less in the aggregate if the issuer of the Security is listed on the New York Stock Exchange or has a market capitalization in excess of $1 billion.

ii. Fixed-Income Securities. Any fixed income Security Transaction, or series of related transactions, effected over a thirty (30) calendar day period, involving $100,000 principal amount or less in the aggregate.

b. Options on Broad-Based Indices. The prohibitions in Section III.C.2.b, C.2.c, and C.2.d are not applicable to any Securities Transaction involving options on broad-based indices, including, but not limited to: the S&P 500, the S&P 100, NASDAQ 100, Nikkei 300, NYSE Composite, and Wilshire Small Cap.

         E.       Reporting Requirements

                  1. Initial and Periodic Disclosure of Personal Holdings by Access Persons. Within ten (10) days of being designated as an Access Person and thereafter on an annual basis, an Access Person (including a Non-Employee Director) must acknowledge receipt and review of the Code and disclose all Securities in which such Access Person has a Beneficial Interest on the Acknowledgement of Receipt of Code of Ethics and Personal Holdings Report (Appendix 2).

                  2. Transaction and Periodic Statement Reporting Requirements. An Access Person must arrange for the Chief Compliance Officer to receive directly from any broker, dealer, or bank that effects any Securities Transaction in which the Access Person has or acquires a Beneficial Interest, duplicate copies of each confirmation for each such transaction and periodic statements for each account in which such Access Person has a Beneficial Interest. Unless a written exception is granted by the Chief Compliance Officer, an Access Person must also arrange for the Chief Compliance Officer to receive directly from any mutual fund that effects any Securities Transaction in which the Access Person has or acquires a Beneficial Interest duplicate copies of periodic statements (no less frequently than quarterly) for each account in which such Access Person has a Beneficial Interest. Attached as Appendix 6 is a form of letter that may be used to request such documents from such entities.

                           If an Access Person opens an account at a broker, dealer, bank, or mutual fund that has not previously been disclosed, the Access Person must immediately notify the Chief Compliance Officer in writing of the existence of the account and make arrangements to comply with the requirements set forth herein. Access Persons may (but are not required to) report the opening of a new account by completing the New Account(s) Report that is attached as Appendix 8.

                           If an Access Person is not able to arrange for duplicate confirmations and periodic statements to be sent, the Access Person must immediately notify the Chief Compliance Officer.

                  3. Disclaimers. Any report of a Securities Transaction for the benefit of a person other than the individual in whose account the transaction is placed may contain a statement that the report should not be construed as an admission by the person making the report that he or she has any direct or indirect beneficial ownership in the Security to which the report relates.

                  4. Availability of Reports. All information supplied pursuant to this Code may be made available for inspection to the Compliance Committee, Board of Directors, the Board of Directors of each Legg Mason Fund, the Code of Ethics Review Committee, Legg Mason Legal and Compliance, Preclearance Officers, the Access Person's department manager (or designee), any party to which any investigation is referred by any of the foregoing, the Securities Exchange Commission, any state securities commission, and any attorney or agent of the foregoing or of the Legg Mason Funds.

IV.      FIDUCIARY DUTIES

         A. Confidentiality. Supervised Persons are prohibited from revealing information relating to the investment intentions, activities or portfolio of any client of Legg Mason Capital Management, except to persons whose responsibilities require knowledge of the information.

         B. Gifts. The following provisions on gifts apply to all Supervised Persons.

                  1. Accepting Gifts. On occasion, because of their position with Legg Mason Capital Management, Supervised Persons may be offered, or may receive without notice, gifts from clients, brokers, vendors, or other persons not affiliated with such entities. Acceptance of extraordinary or extravagant gifts is not permissible. Any such gifts must be declined or returned in order to protect the reputation and integrity of Legg Mason Capital Management. Gifts of a nominal value (i.e., gifts whose reasonable value is no more than $250 a year), and customary business meals, entertainment (e.g., sporting events), and promotional items (e.g., pens, mugs, T-shirts) may be accepted.

                           If a Supervised Person receives any gift that might be prohibited under this Code, the Supervised Person must immediately inform the Chief Compliance Officer.

                  2. Solicitation of Gifts. Supervised Persons may not solicit gifts or gratuities.

                  3. Giving Gifts. Absent the approval of the Compliance Committee, a Supervised Person may not personally give gifts with an aggregate value in excess of $250 per year to persons associated with securities or financial organizations, including exchanges, other member organizations, commodity firms, news media, or clients of the firm.

         C. Corporate Opportunities. Supervised Persons may not take personal advantage of any opportunity properly belonging to a client of Legg Mason Capital Management. For example, a Supervised Person should not request permission to acquire a Beneficial Interest in a Security of limited availability without first evaluating whether such Security is appropriate for client accounts.

         D. Undue Influence. Supervised Persons may not cause or attempt to cause any client account to purchase, sell or hold any Security in a manner calculated to create any personal benefit to the Supervised Person. If a Supervised Person stands to benefit materially from an investment decision for a client account, and the Supervised Person is making or participating in the investment decision, then the Supervised Person must disclose the potential benefit to those persons with authority to make investment decisions for the client account (or, if the Supervised Person in question is a person with authority to make investment decisions for the client account, to the Chief Compliance Officer). The person to whom the Supervised Person reports the interest, in consultation with the Chief Compliance Officer, must determine whether or not the Supervised Person will be restricted in making or participating in the investment decision.

         E. Service as a Director. No Supervised Person may serve on the board of directors of a publicly-held company (other than the Fund Advisers, their affiliates, and the Funds) absent prior written authorization by the Chief Compliance Officer and the Code of Ethics Review Committee. This authorization will rarely, if ever, be granted and, if granted, will normally require that the affected Supervised Person be isolated, through informational barriers or other procedures, from those making investment decisions related to the issuer on whose board the Supervised Person sits.

V.       COMPLIANCE WITH THE CODE OF ETHICS

         A. Administration of the Code of Ethics

                  1. Investigating Violations of the Code. The Compliance Committee is responsible for investigating any suspected violation of the Code and shall, as necessary, report the results of each investigation to the Code of Ethics Review Committee. The Code of Ethics Review Committee is responsible for reviewing the results of any investigation of any reported or suspected violation of the Code that relates to the Legg Mason Funds. Any material violation relating to the Legg Mason Funds will be reported to the Board of Directors of the relevant Legg Mason Funds no less frequently than each quarterly meeting.

                  2. Periodic Review. The Compliance Committee will review the Code periodically in light of legal and business developments and experience in implementing the Code, and will make such amendments as are deemed appropriate. The Compliance Committee will deliver the Code to each Supervised Person promptly following each material amendment and will require each Supervised Person to acknowledge receipt.

         B.       Remedies

                  1. Sanctions. If the Compliance Committee determines that a Supervised Person has committed a violation of the Code, the Compliance Committee may impose sanctions and take other actions as they deem appropriate, including a letter of caution or warning, suspension of personal trading rights, suspension of employment (with or without compensation), fine, civil referral to the Securities and Exchange Commission, criminal referral, and termination of the employment of the violator for cause. The Compliance Committee may also require the Supervised Person to reverse the transaction in question and forfeit any profit or absorb any loss associated or derived as a result. Failure to promptly abide by a directive from the Compliance Committee to reverse a trade or forfeit profits may result in the imposition of additional sanctions. No member of the Compliance Committee may review his or her own transaction.

                  2. Review. To the extent a violation relates to a Legg Mason Fund, it will be reported to the Code of Ethics Review Committee, which may modify the sanctions imposed by the Compliance Committee. In the event the Code of Ethics Review Committee determines that a violation is material, the violation will be reported to the Board of Directors of the relevant Legg Mason Fund, which may modify sanctions imposed by the Compliance Committee and the Code of Ethics Review Committee as the Board deems appropriate. The Board shall have access to all information considered by the Compliance Committee and the Code of Ethics Review Committee in relation to the case. The Compliance Committee and the Code of Ethics Review Committee may delay the imposition of any sanctions pending review by the applicable Board of Directors.

         C. Exceptions to the Code. Although exceptions to the Code will rarely, if ever, be granted, the Compliance Committee may grant exceptions to the requirements of the Code on a case by case basis if, in the opinion of the Compliance Committee, the proposed conduct involves negligible opportunity for abuse. All such exceptions must be in writing and any exceptions relating to a Legg Mason Fund must be reported as soon as practicable to the Code of Ethics Review Committee and at its next regularly scheduled meeting after the exception is granted.

         D. Inquiries Regarding the Code. The Chief Compliance Officer will answer any questions about this Code or any other compliance-related matters.

VI.      DEFINITIONS

         When used in the Code, the following terms have the meanings set forth below:

         "Access Person" means:

         (1) (a) every director or officer of Legg Mason Funds Management, Inc. and Legg Mason Capital Management, Inc., and (b) the Managing Member of LMM LLC;

         (2) every employee of Legg Mason Capital Management, who in connection with his or her regular functions, (a) obtains information regarding the portfolio holdings of a client of Legg Mason Capital Management prior to public dissemination, or (b) makes, participates in, or obtains information regarding the purchase or sale of a Security by a client account;
         and

         (3) such other persons as a Chief Compliance Officer or the Compliance Committee shall designate.

         Any uncertainty as to whether an individual is an Access Person should be brought to the attention of the Chief Compliance Officer. Such questions will be resolved in accordance with, and this definition shall be subject to, the definition of "Access Person" found in Rule 204A-1 promulgated under the Investment Advisers Act of 1940, as amended.

         "Beneficial Interest" means the opportunity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, to profit, or share in any profit derived from, a transaction in the subject Securities.

         An Access Person is deemed to have a Beneficial Interest in the following:

                  (1)      any Security owned individually by the Access Person;

                  (2) any Security owned jointly by the Access Person with others (for example, joint accounts, spousal accounts, partnerships, trusts and controlling interests in corporations); and

                  (3) any Security in which a member of the Access Person's Immediate Family has a Beneficial Interest if:

                           a. the Security is held in an account over which the Access Person has decision making authority (for example, the Access Person acts as trustee, executor, or guardian); or

                           b. the Security is held in an account for which the Access Person acts as a broker or investment adviser representative.

         In addition, an Access Person is presumed to have a Beneficial Interest in any Security in which a member of the Access Person's Immediate Family has a Beneficial Interest if the Immediate Family member resides in the same household as the Access Person. This presumption may be rebutted if the Access Person provides the Chief Compliance Officer with satisfactory assurances that the Access Person does not have an ownership interest, individual or joint, in the Security and exercises no influence or control over investment decisions made regarding the Security. Access Persons may use the form attached as Appendix 7 (Certification of No Beneficial Interest) in connection with such requests.

         Any uncertainty as to whether an Access Person has a Beneficial Interest in a Security should be brought to the attention of the Chief Compliance Officer. Such questions will be resolved in accordance with, and this definition shall be subject to, the definition of "beneficial owner" found in Rules 16a-1(a) (2) and (5) promulgated under the Securities Exchange Act of 1934, as amended.

         "Board of Directors" means the board of directors of Legg Mason Capital
          Management, Inc. and Legg Mason Funds Management,
          Inc., and the Managing Member of LMM LLC.

         "Chief Compliance Officer" means the individual identified as the Chief Compliance Officer in Appendix 1, and such person's designees.

         "Code" means this Code of Ethics, as amended.

         "Code of Ethics Review Committee" means the Legg Mason Funds Code of Ethics Review Committee as set forth on Appendix 1.

         "Compliance Committee" shall consist of the Chief Compliance Officer and his or her designees identified in Appendix 1.

          "Equivalent Security" means any Security issued by the same entity as the issuer of a subject Security, that is exchangeable for or convertible into the underlying Security including but not limited to: options, rights, stock appreciation rights, warrants, preferred stock, restricted stock, phantom stock, bonds, and other obligations of that company or security otherwise convertible into that security. Options on securities are included even if, technically, they are issued by the Options Clearing Corporation or a similar entity.

         "Federal Securities Laws" means the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940, the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, and any rules adopted by the Securities and Exchange Commission under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted thereunder by the Securities and Exchange Commission or the Department of the Treasury.

         "Fund Adviser" means any entity that acts as a manager, adviser or sub-adviser to a Legg Mason Fund.

         "Immediate Family" of an Access Person means any of the following persons:

   child                              grandparent                son-in-law
   stepchild                          spouse                     daughter-in-law
   grandchild                         sibling                    brother-in-law
   parent                             mother-in-law              sister-in-law
   stepparent                         father-in-law

         Immediate Family includes adoptive relationships and other relationships (whether or not recognized by law) that a Chief Compliance Officer determines could lead to possible conflicts of interest, diversions of corporate opportunity, or appearances of impropriety which this Code is intended to prevent.

         "Investment Personnel" and "Investment Person" mean:

         (1)      Each Portfolio Manager;

(2) Any Access Person who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of Securities by a client account, including an Access Person who designs a model portfolio, or who helps execute a Portfolio Manager's decision; and

         (3) Any natural person who controls a Fund or a Fund Adviser and who obtains information concerning recommendations made to a Fund regarding the purchase or sale of Securities by a Fund.

         "Legg Mason Capital Management" means, collectively, Legg Mason Capital
          Management, Inc., Legg Mason Funds Management, Inc., and LMM LLC

         "Legg Mason Legal and Compliance" means the Asset Management Group of the Legal and Compliance Department of Legg Mason Wood Walker, Incorporated.

     "Legg Mason Fund" and "Fund" mean an investment company registered under the Investment Company Act of 1940 (or a portfolio or series thereof, as the case may be) that is part of the Legg Mason Family of Funds, including, but not limited to, each or all of the series in the Legg Mason Income Trust, Inc., Legg Mason Cash Reserve Trust, Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax Free Income Fund, Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Investment Trust, Inc., and Legg Mason Charles Street Trust, Inc.

         "Non-Employee Director" means a person that is an Access Person exclusively by reason of his or her service as a member of the Board of Directors who does not, in the ordinary course of his or her business (a) obtain information regarding the portfolio holdings of any Legg Mason Capital Management client prior to public dissemination, (b) obtain information regarding the purchase or sale of Securities for any client of Legg Mason Capital Management prior to public dissemination, or (c) perform any functions or duties that relate to the making of recommendations concerning the purchase or sale of securities by Legg Mason Capital Management.

         "Portfolio Manager" means a person who has or shares principal day-to-day responsibility for managing the portfolio of a client.

         "Preclearance Officer" means each person designated as a Preclearance Officer in Appendix 1 hereof or such person's designee.

         "Securities Transaction" means a purchase or sale of Securities in which an Access Person has or acquires a Beneficial Interest.

         "Security" includes stock, notes, bonds, debentures, and other evidences of indebtedness (including loan participations and assignments), limited partnership interests, investment contracts, and all derivative instruments of the foregoing, such as options and warrants. "Security" does not include futures or options on futures, but the purchase and sale of such instruments are nevertheless subject to the reporting requirements of the Code.

         "Supervised Person" means any officer, director (or other person occupying a similar status or performing similar functions) or employee of Legg Mason Capital Management.


VII. APPENDICES TO THE CODE

     The following appendices are attached to and are a part of the Code:

     Appendix 1.  Contact Persons;
                  ---------------

     Appendix 2.  Acknowledgement of Receipt of Code of Ethics and Personal
                  ---------------------------------------------------------
                  Holdings Report;
                  ---------------

     Appendix 3.  Legg Mason Fund Trade Authorization Request;
                  -------------------------------------------

     Appendix 4.  Trade Authorization Request for Access Persons;
                  ----------------------------------------------

     Appendix 5.  Certification of Access Person's Designee;
                  -----------------------------------------

     Appendix 6.  Form Letter to Broker, Dealer, Bank, or Mutual Fund;
                  ---------------------------------------------------

     Appendix 7.  Certification of No Beneficial Interest;
                  ---------------------------------------

     Appendix 8.  New Account(s) Report;
                  ---------------------

2/1/2005
                                        i

                                   Appendix 1

                                                   CONTACT PERSONS

CHIEF COMPLIANCE OFFICER

     Neil P. O'Callaghan

DESIGNEES OF THE CHIEF COMPLIANCE OFFICER

     Jennifer W. Murphy
     Andrew J. Bowden
     Moira M. Donovan
     Laura A. Boydston

PRECLEARANCE OFFICERS

     Neil P. O'Callaghan
     Jennifer W. Murphy
     Andrew J. Bowden
     Moira M. Donovan
     Laura A. Boydston

LEGG MASON FUNDS CODE OF ETHICS REVIEW COMMITTEE

     Gregory T. Merz
     Mark R. Fetting
     Edward A. Taber, III
     Deepak Chowdhury
     Neil P. O'Callaghan

                                   Appendix 2


    ACKNOWLEDGEMENT OF RECEIPT OF CODE OF ETHICS AND PERSONAL HOLDINGS REPORT

I acknowledge that I have received the Code of Ethics and represent that:

1. I have read the Code and I understand that it applies to me and to all Securities in which I have or acquire any Beneficial Interest. I have read the definition of "Beneficial Interest" and understand that I may be deemed to have a Beneficial Interest in Securities owned by members of my Immediate Family and that Securities Transactions effected by members of my Immediate Family may therefore be subject to this Code.

2. In accordance with the requirements of the Code, I will obtain prior written authorization for all Securities Transactions in which I have or acquire a Beneficial Interest, except for transactions exempt from preclearance under the Code.

3. In accordance with the requirements of the Code, I will report all non-exempt Securities Transactions in which I have or acquire a Beneficial Interest.

4. I agree to disgorge and forfeit any profits on prohibited transactions in accordance with the requirements of the Code.

5.   I will comply with the Code of Ethics in all other respects.

6.   The following is a list of all Securities in which I have a Beneficial
     Interest:

     (1) Provide the information requested below for each account that you maintain with a broker, dealer, bank, or mutual fund (including accounts you maintain at Legg Mason Wood Walker, Incorporated). Indicate "None" if appropriate.


   NAME OF BROKER, DEALER, BANK, OR
              MUTUAL FUND                            ACCOUNT TITLE                         ACCOUNT NUMBER
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------

                     (Attach a separate sheet if necessary)



    (2) Attach the most recent account statement for each account identified above that is not maintained at Legg Mason Wood Walker, Incorporated.



(3) If you own Beneficial Interests in Securities that are not listed on an attached account statement or in an account maintained at Legg Mason Wood Walker, Incorporated, list them below. Include private equity investments. Indicate "None" if appropriate.

---------------------- -------------------- -------------------- ---------------------------- -------------------------
  NAME OF BROKER,                                                                               NUMBER OF
  DEALER, BANK, OR        ACCOUNT TITLE       ACCOUNT NUMBER                                  SHARES/PRINCIPAL AMOUNT
     MUTUAL FUND                                                      NAME OF SECURITY
---------------------- -------------------- -------------------- ---------------------------- -------------------------
---------------------- -------------------- -------------------- ---------------------------- -------------------------

---------------------- -------------------- -------------------- ---------------------------- -------------------------
---------------------- -------------------- -------------------- ---------------------------- -------------------------

---------------------- -------------------- -------------------- ---------------------------- -------------------------
---------------------- -------------------- -------------------- ---------------------------- -------------------------

---------------------- -------------------- -------------------- ---------------------------- -------------------------
---------------------- -------------------- -------------------- ---------------------------- -------------------------

---------------------- -------------------- -------------------- ---------------------------- -------------------------
---------------------- -------------------- -------------------- ---------------------------- -------------------------

---------------------- -------------------- -------------------- ---------------------------- -------------------------
---------------------- -------------------- -------------------- ---------------------------- -------------------------

---------------------- -------------------- -------------------- ---------------------------- -------------------------
---------------------- -------------------- -------------------- ---------------------------- -------------------------

---------------------- -------------------- -------------------- ---------------------------- -------------------------

                                        (Attach separate sheet if necessary)

7. (Investment Personnel Only) The following is a list of publicly-held companies (other than Fund Advisers, their affiliates, and the Funds) on which I serve as a member of the board of directors. Indicate "NA" or "None" if appropriate.

------------------------------------------------------------ ----------------------------------------------------------
                      NAME OF COMPANY                                           BOARD MEMBER SINCE
------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------------------

------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------------------

------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------------------

------------------------------------------------------------ ----------------------------------------------------------
------------------------------------------------------------ ----------------------------------------------------------

------------------------------------------------------------ ----------------------------------------------------------

8. I certify that the information on this form is accurate and complete.


----------------------------------
Access Person's Name



                                                                                        ____________________________________
--------------------------------------------------------
Access Person's Signature                                                               Date






                                   Appendix 3


                   LEGG MASON FUND TRADE AUTHORIZATION REQUEST


1. Name of Access Person:


2. Account Title:



3. Account Number:



4.   Legg Mason Fund to be purchased or sold:



5.   Maximum number of shares or $ amount to be purchased or sold:



6.   Name and phone number of broker to effect transaction:



7. Check applicable boxes: Purchase __ Sale __

8. In connection with the foregoing transaction, I hereby make the following representations and warranties:

     (a)          If I am requesting a sale authorization, I have not purchased shares of the same Legg Mason Fund for the same account within 60 calendar days.

     (b)          By entering this order, I am not using my knowledge of the portfolio holdings of a Legg Mason Fund in an effort to profit through short-term trading of such Fund.

     (c)          I believe that the proposed trade fully complies with the requirements of the Code.



   -------------------------------------       --------------------      -----------------------------
   Access Person's Signature                            Date                    Time





                                   Appendix 4


                 TRADE AUTHORIZATION REQUEST FOR ACCESS PERSONS


1. Name of Access Person:


2. Account Title:



3. Account Number:



4. Name of Security:



5. Maximum number of shares or units to be purchased or sold or amount of bond:



6.   Name and phone number of broker to effect transaction:



7.   Check applicable boxes: Purchase __ Sale __            Market Order __  Limit Order __

8. In connection with the foregoing transaction, I hereby make the following representations and warranties:

     (a) I do not possess any material nonpublic information regarding the Security or the issuer of the Security.

     (b) I am not aware that any Legg Mason Fund has an open order to buy or sell the Security or an Equivalent Security.

     (c) By entering this order, I am not using knowledge of any open, executed, or pending transaction by a Legg Mason Fund to profit by the market effect of such Fund transaction.

     (d) (Investment Personnel Only). The Security is not being acquired in an initial public offering.

     (e) (Investment Personnel Only). The Security is not being acquired in a private placement or, if it is, I have reviewed Section
                III.C.2 of the Code and have attached hereto a written explanation of such transaction.

     (f) (Investment Personnel Only). If I am purchasing the Security, and if the same or an Equivalent Security has been held within the past 60 days by any Fund managed by my immediate employer, I have not directly or indirectly (through any member of my
                Immediate Family, any account in which I have a Beneficial
                Interest or otherwise) sold the Security or an Equivalent
                Security in the prior 60 days.

     (g) (Investment Personnel Only) If I am selling the Security, and if the same or an Equivalent Security has been held within the past
                60 days by any Fund managed by my immediate employer, I have not directly or indirectly (through any member of my Immediate
                Family, any account in which I have a Beneficial Interest or otherwise) purchased the Security or an Equivalent Security in the prior 60 days.

     (h) I believe that the proposed trade fully complies with the requirements of the Code.



   -------------------------------------       --------------------      -----------------------------
   Access Person's Signature                                       Date                            Time













                                   Appendix 5


                    CERTIFICATION OF ACCESS PERSON'S DESIGNEE

    The undersigned hereby certifies that the Access Person named on the attached Trade Authorization Request for Access Persons (a) directly instructed me to complete the attached form on his or her behalf, and (b) confirmed to me that the representations and warranties contained in the attached Form are accurate.



                                                              --------------------------------
Access Person's Designee


                                                              --------------------------------
Print Name


                                                              --------------------------------
                                      Date


























                                   Appendix 6


                    FORM OF LETTER TO BROKER, DEALER, OR BANK

                                     (Date)

(Name and Address)

         Subject: Account #
                           ---------------------------------------

Dear                                       :
     --------------------------------------

         My employer is a registered investment adviser and maintains a Code of Ethics compliant with Rule 204A-1 promulgated under the Investment Advisers Act of 1940, as amended. In order to assist me with my compliance with my employer's
Code of Ethics, please send duplicate confirmations of individual transactions as well as duplicate periodic statements for the referenced account directly to:

                          Legg Mason Capital Managment
                          100 Light Street, 21st Floor,
                               Baltimore, MD 21201
                              Attn: Code of Ethics

         Thank you for your cooperation. If you have any questions, please contact me at _______________________________.


                                   Sincerely,


                                                              (Name of Access Person)













                                   Appendix 7


                     CERTIFICATION OF NO BENEFICIAL INTEREST

I have read the Code of Ethics and I understand that it applies to me and to all Securities in which I have or acquire any Beneficial Interest. I have read the definition of "Beneficial Interest" and understand that I may be deemed to have a Beneficial Interest in Securities owned by certain members of my Immediate
Family and that Securities Transactions effected by members of my Immediate
Family may therefore be subject to this Code.

The following accounts are maintained by one or more members of my Immediate
Family who reside in my household:

                                                                                Brokerage Firm
                           Relationship of Immediate                            (Include Legg Mason
Account Name               Family Member                      Account Number            Accounts)
------------               -----------------------------      --------------            ----------------------------











I certify that with respect to each of the accounts listed above (initial appropriate boxes):

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

I do not own individually or jointly with others any of the securities held in the account.


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

I do not influence or control investment decisions for the account.


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

I do not act as a broker or investment adviser representative for the account.


I agree that I will notify the Chief Compliance Officer immediately if any of the information I have provided in this certification becomes inaccurate or incomplete.


                            Access Person's Signature


                                                     Print Name


                                                     Date




                                   Appendix 8


                              NEW ACCOUNT(S) REPORT

I recently opened the following account(s) in which I have a Beneficial
Interest:

----------------- ------------------------------------- -------------------------- --------------------------
                    NAME OF BROKER, DEALER, BANK, OR

  DATE OPENED
                              MUTUAL FUND                     ACCOUNT TITLE             ACCOUNT NUMBER
----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------
----------------- ------------------------------------- -------------------------- --------------------------

----------------- ------------------------------------- -------------------------- --------------------------





                                            --------------------------------------------------
                                            Access Person's Name  (Please print)



                                            --------------------------------------------------
                                            Access Person's Signature


                                            ------------------------------------------
                                            Date






         (1) Capitalized words are defined in Section VI (Definitions).